UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):     February 19, 2019

SPECTRUM BRANDS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-4219	74-1339132
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

SB/RH HOLDINGS, LLC
(Exact name of registrant as specified in its charter)

Delaware	333-192634-03	27-2812840
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

3001 Deming Way
Middleton, Wisconsin 53562
(Address of principal executive offices) (Zip Code)
(608) 275-3340
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01         Regulation FD Disclosure.

On February 19, 2019, Spectrum Brands, Inc. (the “Company”), an indirect wholly owned subsidiary of Spectrum Brands Holdings, Inc. (“Spectrum Brands”) issued a notice (the “Notice of Redemption”) to redeem $285,000,000 out of the $570,000,000 aggregate principal amount of its 6.625% Senior Notes due 2022 (the “Notes”). The  Notice  of  Redemption  was  delivered  pursuant  to  the  indenture  governing  the  Notes,  dated  as  of  November 16,  2012,  between  the Company, the guarantors party thereto and U.S. Bank National Association, as trustee. For more information regarding the redemption of the Notes, see the Notice of Redemption, a copy of which is attached as Exhibit 99.1 hereto and is incorporated into this report by reference. This report does not constitute a notice of redemption for the Notes.
This information in this report, including the exhibit hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the Company, whether made before or after the date of this report.
Cautionary Note Regarding Forward-Looking Statements:

This report contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including without limitation, statements regarding the redemption. These forward-looking statements generally are identified by the words “opportunity,” “offers,” “expected,” “intends,” “anticipated” and similar words and expressions. Any statements that are not statements of historical fact should be considered to be forward-looking statements. Any such forward looking statements are made based on information currently known and are subject to various risks and uncertainties. Risks and uncertainties to which these forward-looking statements are subject include, without limitation: (1) risks related to changes and developments in external competitive market factors, such as  introduction of new product features or technological developments, development of new competitors or competitive brands or competitive promotional activity or spending, (2) the ability of Spectrum Brands to retain and hire key personnel, (3) adverse legal and regulatory developments or determinations or adverse changes in, or interpretations of, U.S. or other foreign laws, rules or regulations, including tax  laws,  rules  and  regulations, that could delay or prevent completion of the proposed  transactions or cause the terms of the proposed transactions to be modified, and (4) management’s response to any of the aforementioned factors. For additional information concerning factors that could cause actual results and events to differ materially from those projected herein, please refer to Spectrum Brands’ most recent 10-K, 10-Q,  8-K reports and other publicly available filings. Spectrum Brands does not assume any obligation to publicly provide revisions or updates to any  forward looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as   otherwise required by securities and other applicable laws.
Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

99.1	Notice of Redemption, dated February 19, 2019.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: February 19, 2019	SPECTRUM BRANDS HOLDINGS, INC.

SB/RH HOLDINGS, LLC

	By:	/s/ Ehsan Zargar
	Name:	Ehsan Zargar
	Title:	Executive Vice President, General Counsel and Corporate Secretary